Commitments	12 Months Ended
Dec. 31, 2020
Commitments
Commitments

D5    Commitments

The Group has provided, from time to time, certain guarantees and commitments to third parties.

At 31 December 2020, Asia operations had $1,913 million unfunded commitments (31 December 2019: $2,013 million) primarily related to investments in infrastructure funds and alternative investment funds. At 31 December 2020, Jackson had unfunded commitments of $831 million (31 December 2019: $889 million) related to investments in limited partnerships and $185 million (31 December 2019: $796 million) related to commercial mortgage loans and other fixed income securities. These commitments were entered into in the normal course of business and a material adverse impact on the operations is not expected to arise from them.